Exhibit 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Allan Sepe, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Blue Gem Enterprise, Inc. on Form 10-K for the annual period ended May 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Blue Gem Enterprise, Inc.

By:/s/ Allan Sepe
Allan Sepe
Chief Executive Officer
(Principal Executive Officer and Principal Accounting Officer/Principal Financial Officer)

September 14, 2010